UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 13, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Approval of amendments to Power Purchase Agreement between Kalaeloa Partners, L.P. and HECO

On October 12, 2004, Kalaeloa Partners L.P. (Kalaeloa) and HECO executed two amendments to their power purchase agreement (PPA), subject to approval by the Hawaii Public Utilities Commission (PUC) and certain other conditions, which may result in 29 additional megawatts (MW) of firm capacity being made available to HECO. These amendments were filed as HECO Exhibits 10.3 and 10.4 to HECO’s Form 10-Q for the quarterly period ended September 30, 2004. The additional firm capacity provided by the amendments is an important part of management’s plan to meet increasing load growth and decreasing reserve margins until additional generation can be added.

On May 13, 2005, the PUC issued a decision and order approving the amendments and determining that HECO may include the additional costs resulting from the amendments in its revenue requirements for rate making purposes. Subject to the satisfaction of certain conditions, the amendments will become effective, and additional firm capacity of up to 29 MW will be made available, when the costs of the additional capacity and purchased power are recoverable from ratepayers in HECO’s current rate case proceeding, which is expected to occur on the effective date of an interim decision that management currently anticipates may be issued in the fourth quarter of 2005.

When the first of these amendments becomes effective, Kalaeloa has agreed to make available to HECO the information HECO needs to (1) determine if HECO must consolidate Kalaeloa under the provisions of Financial Accounting Standards Board Interpretation No. 46R (FIN 46R), “Consolidation of Variable Interest Entities,” (2) consolidate Kalaeloa, if necessary under FIN 46R, and (3) comply with Section 404 of the Sarbanes-Oxley Act of 2002. The consolidation of Kalaeloa, if required, could have a material effect on HECO’s consolidated financial statements, including the recognition of a significant amount of assets and liabilities, and, if Kalaeloa were operating at a loss and had insufficient equity, the potential recognition of such losses.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Curtis Y. Harada	/s/ Patsy H. Nanbu
Curtis Y. Harada	Patsy H. Nanbu
Controller	Controller
(Principal Accounting Officer of HEI)	(Principal Accounting Officer of HECO)

Date: May 19, 2005	Date: May 19, 2005

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